UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2017

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On April 28, 2017, EverBank Financial Corp (the “Company”) distributed and made available to investors, and posted on its website, the financial tables reflecting its performance for the quarter ended March 31, 2017, attached hereto as Exhibit 99.2.
The information contained in this Item 7.01, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.
Item 8.01. Other Events
On April 28, 2017, the Company issued a press release announcing that is Board of Directors had declared a quarterly cash dividend, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description.

99.1	Press release, dated April 28, 2017, by the Company announcing the record date of its dividend for the quarter ended March 31, 2017.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on April 28, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Steven J. Fischer
	Name:	Steven J. Fischer
	Title:	Senior Executive Vice President and Chief Financial Officer

Dated: April 28, 2017

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release, dated April 28, 2017, by the Company announcing the record date of its dividend for the quarter ended March 31, 2017.

99.2	Financial tables distributed and made available to investors, and posted on the Company’s website, on April 28, 2017.